SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2002


                        PINNACLE WEST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Arizona                   1-8962                     86-0512431
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)           Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona        85072-3999
        (Address of principal executive offices)                (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     TRACK B

     As previously reported, on September 10, 2002, the Arizona Corporation Commission (the "ACC") issued an order that, among other things, established a requirement that Arizona Public Service Company ("APS") competitively procure, at a minimum, any required power that it cannot produce from its existing assets in accordance with the ultimate outcome of the pending "Track B" ACC proceedings. See "Track A Order" in Note 5 of Notes to Condensed Consolidated Financial Statements of the Pinnacle West Capital Corporation Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002. On October 25, 2002, the ACC Staff issued its report in the Track B proceeding proposing a process by which APS would procure power not supplied by its own resources. This report was subsequently modified at the November hearing on Track B. Under the ACC Staff's modified proposal, we believe APS would be required to competitively bid for about 2,500 MW of capacity on peak during 2003, increasing to about 3,000 MW in 2006 based on projections of increasing customer loads. On January 30, 2003, an ACC administrative law judge ("ALJ") issued a recommended order on Track B. The ALJ's recommendation generally adopts the ACC Staff's position. The parties must file comments on the recommended order no later than February 10, 2003. APS expects to file comments. The ACC has scheduled a special open meeting on February 21, 2003 to consider this matter.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) EXHIBITS.

EXHIBIT
NO.       DESCRIPTION
---       -----------

99.1 Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).

99.2 Pinnacle West Capital Corporation quarterly consolidated statistical summary for the periods ended December 31, 2002 and 2001.

99.3 Pinnacle West Capital Corporation consolidated statistics by quarter for 2002.

99.4 Pinnacle West Capital Corporation consolidated statistics by quarter for 2001.

99.5 Pinnacle West Capital Corporation consolidated statistics by quarter for 2000.

99.6 Pinnacle West Capital Corporation consolidated statistics by quarter for 1999.

99.7 Pinnacle West Capital Corporation earnings variance explanations for the periods ended December 31, 2002 and 2001 and condensed consolidated statements of income for the three months, nine months and twelve months ended December 31, 2002 and 2001.

99.8      Glossary of Terms.

ITEM 9. REGULATION FD DISCLOSURE

     The Company is providing quarterly consolidated statistical summaries, earnings variance explanations, and a glossary of relevant terms (collectively, "Information") to help interested parties better understand its business. This Information is concurrently being posted to the Company's website at www.pinnaclewest.com. The Information may not represent all of the factors that could affect the Company's operating or financial results for various periods. Some of the Information is preliminary in nature and could be subject to significant adjustment. Some of the Information is based on information received from third parties and may contain inaccuracies. The Company is not responsible for any such inaccuracies. Although the Company may update or correct the Information if it is aware that such Information has been revised or is inaccurate, the Company assumes no obligation to update or correct the Information and reserves the right to discontinue the provision of all or any portion of the Information at any time or to change the type of Information provided.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PINNACLE WEST CAPITAL CORPORATION
                                        (Registrant)


Dated: February 3, 2003                 By: Barbara M. Gomez
                                            ------------------------------------
                                            Barbara M. Gomez
                                            Treasurer